UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
May 13, 2009	0-51715

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer
Identification Number)

4600 E. 48th Avenue

Denver, Colorado 80216

303/320-8800

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 14, 2009, Sport-Haley, Inc. (the “Company” or “we”) issued a news release announcing unaudited financial results for the quarter ended March 31, 2008.  A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On May 13, 2009, our Board of Directors and the Special Committee of the Board unanimously voted to delist its common stock, no par value per share (the “Common Stock”), from the Nasdaq Capital Market (“Nasdaq”) and subsequently, to voluntarily terminate the registration of its Common Stock under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended.  In connection therewith, the Company notified Nasdaq on May 14, 2009 of the Company’s intention to file Form 25 on or about May 29, 2009.  The Company anticipates that the Form 25 will become effective ten (10) days following its filing, or on June 8, 2009.

Following delisting from Nasdaq, it is anticipated that the Common Stock will be quoted in the over-the-counter market on the “Pink Sheets,” a centralized electronic quotation service for over-the-counter securities. The Company expects its Common Stock will continue to trade on the Pink Sheets, so long as market makers demonstrate an interest in trading in the Common Stock.

Item 8.01.  Other Events.

On or about June 8, 2009, the anticipated effective date of the delisting of the Company’s Common Stock from Nasdaq, the Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily effect the deregistration of its common stock under the Exchange Act.  The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of its common stock.  Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended.  The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the SEC. The Special Committee of the Board of Directors of the Company unanimously recommended, and the Board of Directors ratified and approved, the voluntary deregistration of the common stock under the Exchange Act on May 13, 2009.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News Release dated May 14, 2009 announcing third quarter earnings.
99.2	News Release dated May 14, 2009 announcing intent to voluntarily delist from Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: May 15, 2009	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer